UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 11, 2014

CALLIDUS SOFTWARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50463		77-0438629
(Commission File Number)		(IRS Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500 Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Callidus Software Inc. (“Company”) held its 2014 Annual Meeting of Stockholders (“Annual Meeting”) on June 11, 2014 at the Company’s headquarters.  As of the record date, April 14, 2014, 45,958,386 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.  A total of 42,280,148 shares of Company common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

At the Annual Meeting, the stockholders of the Company voted on the following proposals to: (i) elect three Class II members to the board of directors; (ii) approve the Company’s Amended and Restated Employee Stock Purchase Plan; (iii) hold an advisory vote on executive compensation; and (iv) ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.  Each of these proposals are described in more detail in the Company’s definitive proxy statement, dated April 29, 2014 (“Proxy Statement”). The voting results for each of the proposals are detailed below:

1.              Proposal 1: Election of Class II directors.  Each of the three directors nominated for election by the Company’s board of directors was elected to serve as a Class II director and to hold office for a three-year term that ends immediately prior to the Company’s 2017 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The voting results were as follows:

Director	For	Against	Abstentions	Broker Non-Votes
William B. Binch	35,463,514	1,424,831	2,900	5,388,903
Kevin M. Klausmeyer	36,733,921	153,324	4,000	5,388,903
Michele Vion	35,457,754	1,429,491	4,000	5,388,903

2.              Proposal 2: Vote on the Company’s Amended and Restated Employee Stock Purchase Plan.  The Company’s stockholders approved the Company’s Amended and Restated Employee Stock Purchase Plan.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
19,887,116	16,931,729	72,400	5,388,903

3.              Proposal 3: Advisory Vote on Executive Compensation.  The Company’s stockholders approved, on an advisory basis, the Company’s executive compensation program as set forth in more detail in the Proxy Statement.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
36,345,712	103,538	441,995	5,388,903

4.              Proposal 4: Appointment of Independent Auditors.  The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
42,124,173	150,554	5,421	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date:	June 13, 2014	By:	/s/ Bob L. Corey
			Name:	Bob L. Corey
			Title:	Senior Vice President, Chief Financial Officer